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                                EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Interphase Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K into the Company's previously filed Registration Statement on Forms S-8 No. 33-62136 and No. 33-87546.


                                       ARTHUR ANDERSEN LLP


Dallas, Texas
January 24, 1996